UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2012

Lakeland Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779-7410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 12, 2012, Lakeland Industries, Inc. (the “Company”) signed Amendment No. 4 to the Loan and Security Agreement with TD Bank, N.A. (“Amendment No. 4) which does the following:

•	Reclassified $3.0 million of the outstanding balance on the revolving credit into a term loan, principal payable $25,000 monthly from May 2012 to June 2013, monthly payments of $37,500 thereafter through maturity of June 30, 2014. Interest will be at LIBOR plus 2.75%.

•	Interest rate pricing on the revolving credit balance at LIBOR plus 2.50% so long as the funded debt/EBITDA ratio is greater than 3.0%.

•	Unrecorded mortgages on the Company’s domestic owned real-estate.

•	Provides for a borrowing base sublimit based on a formula applied to eligible inventory and receivables.

•	Asset coverage ratio: the Company must have eligible receivables and inventory totaling not less than 1.25 times its total debt outstanding under the TD facility, including term loans.

•	Maximum funded debt to EBITDA ratio of 6.50 and reverting back to 3.50 at January 2013.

•	Minimum EBITDA of $3.5 million at January 2012, ramping up to $5.5 million at January 2013 (exclusions allowed for certain costs relating to India and a plant shutdown).

This Amendment cures a technical default on the TD Bank loan. As of January 31, 2012 the Company had available borrowing of approximately $1.7 million under the amended facility.

On October 20, 2011, Lakeland Industries, Inc. signed with Bank Itau in Brazil to borrow $R1million and on December 23, 2011, $R2 million (together approximately USD$1.6 million) for working capital in advance of the large orders received from the Brazilian Navy and others.

Reference is made to Amendment No. 4 for a complete description of its terms and conditions, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02	Results of Operation and Financial Condition

On April 13, 2012, the Company issued a press release disclosing certain information regarding the Company’s results of operations. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

10.1	Amendment No. 4, dated April 12, 2012, to the Loan and Security Agreement between Lakeland Industries, Inc. and TD Bank, N.A.
10.2	Loan agreement, dated October 20, 2011, between Lakeland Industries, Inc. and Bank Itau.
10.3	Loan agreement, dated, December 23, 2011 between Lakeland Industries, Inc. and Bank Itau.
10.4	Summary of Exhibits 10.2 and 10.3 in English.
99.1	Press Release titled “Lakeland Industries announces significant developments in its global transformation”.

The information filed as Exhibit 99.1 to this Form 8-K is furnished in accordance with Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific references in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: April 13, 2012

/s/ Christopher J. Ryan
Christopher J. Ryan
President & CEO

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment No. 4, dated April 12, 2012, to the Loan and Security Agreement between Lakeland Industries, Inc. and TD Bank, N.A.
10.2	Loan agreement, dated October 20, 2011, between Lakeland Industries, Inc. and Bank Itau.
10.3	Loan agreement, dated, December 23, 2011 between Lakeland Industries, Inc. and Bank Itau.
10.4	Summary of Exhibits 10.2 and 10.3 in English.
99.1	Press Release titled “Lakeland Industries announces significant developments in its global transformation”.